Corporate Information	6 Months Ended
Jun. 30, 2021
Disclosure Of Significant Investments In Subsidiaries [Abstract]
Corporate Information

1. CORPORATE INFORMATION

Legend Biotech Corporation (the “Company”) was incorporated on May 27, 2015 as an exempted company in the Cayman Islands with limited liability under the Companies Law of the Cayman Islands. The registered office address of the Company is PO Box 10240, Harbour Place, 103 South Church Street, George Town, Grant Cayman KY1-1002, Cayman Islands.

The Company is an investment holding company. The Company’s subsidiaries are principally engaged in research and development of biological products.

In the opinion of the Directors, the parent company of the Company is Genscript Biotech Corporation (“Genscript”), which was incorporated in the Cayman Islands on May 21, 2015 and listed on the main board of Hong Kong Stock Exchange since December 30, 2015.